UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2021
Grow Capital, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-53548	86-0970023
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2485 Village View Drive, Suite 180
Henderson, NV 89074
Phone: (702) 830-7919
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)
☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Item 1.01 Entry into a Material Definitive Agreement.
On January 11, 2021, Grow Capital, Inc., a Nevada corporation (the “Company”), issued and sold 1,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 (“Common Stock”), to five separate accredited investors (the “Purchasers”), pursuant to separate securities purchase agreements (the “Purchase Agreements”) entered into on December 30, 2020. The per share purchase price was $0.25 per share resulting in aggregate gross proceeds to the Company of $375,000. The Purchase Agreements contain customary representations, warranties and covenants of the parties. The Purchasers included: (i) a limited liability company owned by Terry Kennedy, the Chief Executive Officer of the Company; (ii) Jonathan Bonnette, the Chief Technology Officer  of the Company and the Chief Executive Officer of Bombshell Technologies, Inc., a subsidiary of the Company; and (iii) James Olson, a Director and Chairman of the Board of the Company. The proceeds of the offering will be used for the Company’s ongoing operations and execution of its current business plan which is  an acquisition and operations strategy focused on financial technology, or “fintech” and complementary opportunities.  The foregoing description of the Purchase Agreements is a summary and is qualified in its entirety by reference to the form of Securities Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the offer and sale of the Shares to the Purchasers pursuant to the Purchase Agreements is incorporated herein by reference. The shares of Common Stock issued and sold under the Purchase Agreements as described in Item 1.01 were offered and sold by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.  Each of the Purchasers represented that he was acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Ex. 10.1	Form of Securities Purchase Agreement

SIGNATURE PAGE
Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Grow Capital, Inc.

Date: January 14, 2021	By:	/s/Terry Kennedy
Terry Kennedy
Chief Executive Officer